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                                                                      Exhibit 24

                                POWER OF ATTORNEY


         Each of the undersigned officers and directors of Huntington Bancshares Incorporated (the "Corporation") hereby appoints Ralph K. Frasier, Zuheir Sofia, and Gerald R. Williams, as the undersigned's attorneys or any of them, with power to act without the other, as the undersigned's attorney, to sign, in the undersigned's name and on the undersigned's behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Registration Statement on Form S-3 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, up to 10,000,000 shares of the Corporation's Common Stock, without par value, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents this 18th day of February, 1998.

         SIGNATURE                                        TITLE
 /s/ Frank Wobst                          Chairman and Chief Executive Officer
------------------------------            (principal executive officer)
Frank Wobst


 /s/ Zuheir Sofia                         President, Treasurer, and Director
------------------------------
Zuheir Sofia


 /s/ Gerald R. Williams                   Executive Vice President and Chief
------------------------------            Financial Officer (principal financial officer
Gerald R. Williams                        and principal accounting officer)

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
         SIGNATURE                                        TITLE
 /s/ Don M. Casto III                     Director
------------------------------
Don M. Casto III


 /s/ Don Conrad                           Director
------------------------------
Don Conrad


 /s/ Patricia T. Hayot                    Director
------------------------------
Patricia T. Hayot


 /s/ Wm. J. Lhota                         Director
------------------------------
Wm. J. Lhota


 /s/ Robert H. Schottenstein              Director
------------------------------
Robert H. Schottenstein


 /s/ George A. Skestos                    Director
------------------------------
George A. Skestos


 /s/ Lewis R. Smoot, Sr.                  Director
------------------------------
Lewis R. Smoot, Sr.


 /s/ Timothy P. Smucker                   Director
------------------------------
Timothy P. Smucker


                                          Director
------------------------------
William J. Williams

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